EXHIBIT 99.2

                         The Class 1-A-1 Confirmation.

[BEAR STEARNS LOGO OMITTED]               BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009

DATE:                      May 30, 2006

TO:                        Residential Asset Securitization Trust 2006-A7CB
ATTENTION:                 Trust Administration - IN0607
TELEPHONE:                 1-714-247-6000
FACSIMILE:                 1-714-247-6285

FROM:                      Derivatives Documentation
TELEPHONE:                 1-212-272-2711
FACSIMILE:                 1-212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):       FXNEC8294

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Residential Asset Securitization Trust 2006-A7CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of May 1, 2006 among IndyMac MBS, Inc., as depositor, IndyMac Bank F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 2 of 15


       Notional Amount:                     With respect to any Calculation
                                            Period, the lesser of (i) the
                                            amount set forth for such period
                                            on the Schedule of Notional
                                            Amounts attached hereto and (ii)
                                            the aggregate Certificate Balance
                                            of the Class 1-A-1 Certificates
                                            immediately prior to the related
                                            Floating Rate Period End Date.

       Trade Date:                          May 25, 2006

       Effective Date:                      June 25, 2006

       Termination Date:                    April 25, 2009

       Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 May 30, 2006

              Fixed Amount:                 USD 105,750

       Floating Amounts:

              Floating Rate Payer:          BSFP

              Cap Rate:                     5.75000%

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each
                                            month during the Term of this
                                            Transaction, commencing July 25,
                                            2005 and ending on the Termination
                                            Date, with No Adjustment.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.
                                            The Floating Rate Payer Payment
                                            Dates shall be two Business Days
                                            preceding each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA, provided, however,
                                            that if the Floating Rate
                                            determined from such Floating Rate
                                            Option for any Calculation Period
                                            is greater than 9.00000% then the
                                            Floating Rate for such Calculation
                                            Period shall be deemed to be
                                            9.00000%

              Designated Maturity:          One month

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 3 of 15


              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.   Additional Provisions:                 1) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Agreement relating to such
                                            Transaction, as applicable. This
                                            paragraph (1) shall be deemed
                                            repeated on the trade date of each
                                            Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) [Intentionally omitted]

2) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

3) Termination Provisions. For purposes of the Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or to Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement shall not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 4 of 15


(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

(h) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty and neither BSFP nor Counterparty shall be required to pay any additional amounts referred to therein.

4) Tax Representations. Not Applicable

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of any such payment, (a) the occurrence of an event described in
Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

6) Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a)
(iii):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 5 of 15

Party required to           Form/Document/                              Date by which to
deliver document            Certificate                                 Be delivered
BSFP and                    Any document required or                    Promptly after the earlier of (i) reasonable demand by
Counterparty                reasonably requested to allow               either party or (ii) learning that such form or document
                            the other party to make                     is required
                            payments under this Agreement
                            without any deduction or
                            withholding for or on the
                            account of any Tax or with such
                            deduction or withholding at a
                            reduced rate

(2)  Other documents to be delivered are:

Party required         Form/Document/                             Date by which to                        Covered by Section 3(d)
to deliver             Certificate                                be delivered                            Representation
document
BSFP and               Any documents required by the              Upon the execution and delivery of      Yes
Counterparty           receiving party to evidence the            this Agreement and such
                       authority of the delivering party or       Confirmation
                       its Credit Support Provider, if any,
                       for it to execute and deliver this
                       Agreement, any Confirmation, and any
                       Credit Support Documents to which it
                       is a party, and to evidence the
                       authority of the delivering party or
                       its Credit Support Provider to
                       perform its obligations under this
                       Agreement, such Confirmation and/or
                       Credit Support

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 6 of 15


Party required         Form/Document/                             Date by which to                        Covered by Section 3(d)
to deliver             Certificate                                be delivered                            Representation
document
                       Document, as the case may be

BSFP and               A certificate of an authorized             Upon the execution and delivery of      Yes
Counterparty           officer of the party, as to the            this Agreement
                       incumbency and authority of the
                       respective officers of the party
                       signing this Agreement.

BSFP                   Legal opinion(s) with respect to           Upon the execution and delivery of      No
                       such party and its Credit Support          this Agreement and any Confirmation
                       Provider, if any, for it reasonably
                       satisfactory in form and substance
                       to the other party relating to the
                       enforceability of the party's
                       obligations under this Agreement.

BSFP                   A copy of the most recent annual           Promptly after request by the           Yes
                       report of such party (only if              other party
                       available) and its Credit Support
                       Provider, if any, containing in all
                       cases audited consolidated financial
                       statements for each fiscal year
                       certified by independent certified
                       public accountants and prepared in
                       accordance with generally accepted
                       accounting principles in the United
                       States or in

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 7 of 15


Party required         Form/Document/                             Date by which to                        Covered by Section 3(d)
to deliver             Certificate                                be delivered                            Representation
document
                       the country in which such party is organized

7) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

                  Address:   383 Madison Avenue, New York, New York  10179
                  Attention: DPC Manager - 36th Floor
                  Facsimile: (212) 272-5823

      with a copy to:

                  Address:   One Metrotech Center North, Brooklyn, New York
                             11201
                  Attention: Derivative Operations - 7th Floor
                  Facsimile: (212) 272-1634

                  (For all purposes)

      Address for notices or communications to the Counterparty:

                  Address:   Deutsche Bank National Trust Company
                             1761 E. St. Andrew Place
                             Santa Ana, CA 92705

                  Attention: Trust Administration - IN0607
                  Facsimile: 1-714-247-6470
                  Telephone: 1-714-247-6000

                  (For all purposes)

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 8 of 15


(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution that could qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      Counterparty: Not Applicable

(h) Governing Law. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Class 1-A-1 Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 9 of 15


(j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(m) Limited Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements (except for the Pooling and Servicing Agreement or any applicable Transaction Document or Section 8 of the ISDA Form Master Agreement (to the extent that Section 8(c) of the ISDA Form Master Agreement is applicable)). For the avoidance of doubt, the foregoing shall not be construed to limit any right of the parties under this Agreement in respect of Sections 2(a)(iii), Section 2(c), Section 6(e) or any other right arising under the ISDA Form Master Agreement to net amounts payable under this Agreement, whether under
      Section 2, Section 6, Section 11 or otherwise.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company (DBNTC),

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 10 of 15


      not individually or personally but solely as Trustee of the Counterparty, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by DBNTC but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall DBNTC be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

8) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii).

9) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of March 7, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MSB, Inc. IndyMAC ABS and BSFP shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

10) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 11 of 15


            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 12 of 15


NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.


5.  Account Details and
    Settlement Information:  Payments to BSFP:
                             Citibank, N.A., New York
                             ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                             Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                             Sub-account  Number: 102-04654-1-3
                             Attention: Derivatives Department

                             Payments to Counterparty:
                             Deutsche Bank National Trust Company
                             ABA Number: 021001033
                             Account Number: _____________
                             Account Name: NYLTD Funds Control/Stars West
                             Ref: RAST 2006-A7CB

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 13 of 15


Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:  /s/ Annie Manevitz
     ---------------------------
     Name: Annie Manevitz
     Title: Authorized Signatory

AGREED AND ACCEPTED AS OF THE TRADE DATE
BY: RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A7CB
By: Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee for Residential Asset Securitization Trust 2006-A7CB

By:  /s/ Marion Hogan
     -------------------------
     Name: Marion Hogan
     Title:  Associate

lm/am

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 14 of 15

                                  SCHEDULE I
                   (all such dates subject to No Adjustment)

                                                   Notional Amount
         From and including    To but excluding         (USD)
         ------------------    ----------------         -----

           Effective Date          7/25/2006        51,016,929.38
             7/25/2006             8/25/2006        50,132,857.44
             8/25/2006             9/25/2006        49,086,274.67
             9/25/2006            10/25/2006        47,880,047.99
             10/25/2006           11/25/2006        46,517,516.56
             11/25/2006           12/25/2006        45,002,485.27
             12/25/2006            1/25/2007        43,339,216.05
             1/25/2007             2/25/2007        41,539,814.89
             2/25/2007             3/25/2007        39,609,132.22
             3/25/2007             4/25/2007        37,577,346.95
             4/25/2007             5/25/2007        35,556,697.65
             5/25/2007             6/25/2007        33,580,906.91
             6/25/2007             7/25/2007        31,649,229.08
             7/25/2007             8/25/2007        29,760,930.86
             8/25/2007             9/25/2007        27,915,291.12
             9/25/2007            10/25/2007        26,111,600.67
             10/25/2007           11/25/2007        24,349,162.07
             11/25/2007           12/25/2007        22,627,289.45
             12/25/2007            1/25/2008        20,945,308.29
             1/25/2008             2/25/2008        19,302,555.28
             2/25/2008             3/25/2008        17,698,378.07
             3/25/2008             4/25/2008        16,132,135.16
             4/25/2008             5/25/2008        14,603,195.65
             5/25/2008             6/25/2008        13,110,939.14
             6/25/2008             7/25/2008        11,654,755.48
             7/25/2008             8/25/2008        10,234,044.67
             8/25/2008             9/25/2008         8,848,216.63
             9/25/2008            10/25/2008         7,496,691.09
             10/25/2008           11/25/2008         6,178,897.39
             11/25/2008           12/25/2008         4,894,274.35
             12/25/2008            1/25/2009         3,642,270.09
             1/25/2009             2/25/2009         2,422,341.88
             2/25/2009             3/25/2009         1,233,956.01
             3/25/2009         Termination Date       76,587.60

Reference Number: FXNEC8294
Residential Asset Securitization Trust 2006-A7CB
May 30, 2006
Page 15 of 15